UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event         Commission File Number: 0-20707
reported): October 14, 1997


                       COLONIAL REALTY LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)



                Delaware                              63-1098468
        (State of organization)                      (IRS Employer
                                                Identification Number)

        2101 Sixth Avenue North                          35203
               Suite 750                              (Zip Code)
          Birmingham, Alabama
(Address of principal executive offices)

                                (205) 250-8700
             (Registrant's telephone number, including area code)

                        COLONIAL REALTY LIMITED PARTNERSHIP


Item 5. Other Events


      Colonial Realty Limited Partnership (CRLP), a Delaware limited partnership, is the Operating Partnership of Colonial Properties Trust, an Alabama real estate investment trust whose common shares are listed on the New York Stock Exchange under the symbol CLP. CRLP owns and operates commercial real estate in the southern United States. CRLP has acquired one retail center in Florida, one multifamily apartment community in South Carolina, a portfolio of three retail properties located in Brunswick, Gainesville, and Valdosta, Georgia (the Georgia Malls), and a portfolio of eight retail properties located in Burlington, Mount Airy, Greensboro, Yadkinville, and Locust, North Carolina, Staunton and Abingdon, Virginia, and Chattanooga, Tennessee (the Retail Portfolio) (the Acquired Properties) since September 17, 1997 (the date of the last Form 8-K filed). In connection with the acquisition of the Georgia Malls, which was structured as a like-kind exchange, CRLP disposed of four multifamily properties (the Exchanged Properties) totaling 2,096 apartment units. CRLP has also acquired the remaining 50% interest in an office building in Birmingham, Alabama, which houses its corporate headquarters, and the remaining 13% interest in another office building in Birmingham. The following is a summary of the material terms of the transactions.

In accordance with Rule 3-14 of Regulation S-X, financial statements with respect to the Georgia Malls, the Retail Portfolio, and a multifamily community acquired prior to September 17, 1997, are being filed because CRLP has already acquired the properties and the book value of the properties, in the aggregate, are significant.

Terms of Acquisition

The thirteen Acquired Properties total 350 apartment units and 3.1 million square feet of retail space and were purchased at a combined purchase price of $211.2 million. The acquisitions decrease CRLP's multifamily portfolio to 13,631 apartment units (as discussed below), and increase CRLP's retail portfolio to
10.3 million square feet. In connection with the acquisition of two of the Acquired Properties, CRLP assumed existing mortgages totaling $5.7 million. In association with three of the Acquired Properties, CRLP exchanged four multifamily properties totaling 2,096 apartment units valued at $54.8 million. The remainder of the purchase price of the Acquired Properties was financed through the issuance of limited partnership units and advances on CRLP's unsecured line of credit.

Description of Property
Acquired Properties

Lakewood Plaza--Jacksonville, Florida

On October 14, 1997, CRLP acquired Lakewood Plaza, a 195,000 square foot community shopping center in Jacksonville, Florida. The center, which was redeveloped in 1995, was 94% leased at the time of acquisition. Lakewood Plaza includes a 48,000 square foot Winn Dixie and a 10,000 square foot Beall's along with 137,000 square feet of specialty-shop space. The purchase price of $14.4 million was financed through the issuance of 74,709 limited partnership units, valued at $2.1 million, and an advance on CRLP's unsecured line of credit. The acquisition agreement provides for CRLP to make an additional payment to the seller if certain lease-up conditions are satisfied. CRLP expects to make an additional payment to the seller of approximately $.7 million pursuant to this provision.

Caledon Wood--Greenville, South Carolina

On October 31, 1997, CRLP acquired Caledon Wood, a 350-unit apartment complex on approximately 25 acres of land in Greenville, South Carolina. The community was developed between 1995 and 1996, and was 90% leased at the time of acquisition. The purchase price of $21.3 million, was financed through an advance on CRLP's unsecured line of credit. The average unit size is 1,049 square feet with average unit market rent of $727 per month.

Georgia Malls--Brunswick, Gainesville, and Valdosta Georgia

On November 4, 1997, CRLP acquired the Georgia Malls, which consists of three retail malls located in Brunswick, Gainesville, and Valdosta, Georgia for a total purchase price of $97 million. The Georgia Malls contain a total of 1.4 million square feet of gross leasable area. In connection with the acquisition of the Georgia Malls, which was structured as a like-kind exchange, CRLP sold to a third party four multifamily properties (Ski Lodge I, Ski Lodge II, Ski Lodge III and Vieux Carre, containing a total of 2,096 apartment units) for a total sale price of $54.8 million. The purchaser of the multifamily properties paid the sale price by assuming an existing mortgage of approximately $10 million and paid the remainder in cash. The cash portion of the sale price, together with an advance on CRLP's unsecured line of credit, was used to pay the purchase price of the Georgia Malls.

Retail Portfolio--North Carolina, Tennessee, and Virginia

On November 20, December 1 and December 5, 1997, CRLP acquired the Retail Portfolio, which consists of three enclosed malls located in Staunton, Virginia and Burlington and Mount Airy, North Carolina and five community shopping centers located in Abingdon, Virginia, Greensboro, Locust, and Yadkinville, North Carolina and Chattanooga, Tennessee. CRLP acquired the Retail Portfolio for a total purchase price of $78.5 million. The Retail Portfolio contains 1.5 million square feet of gross leasable area. The purchase price of the Retail Portfolio was funded through the assumption of debt totaling $5.7 million, the issuance of 608,545 limited partnership units valued at $18.0 million, and an advance on CRLP's unsecured line of credit. In connection with one of the properties in the Retail Portfolio, the acquisition agreement provides for CRLP to make an additional payment to the seller if certain lease-up conditions are satisfied. CRLP expects to make an additional payment to the seller of approximately $1.8 million pursuant to this provision.

Other Properties

Colonial Plaza--Birmingham, Alabama

On November 14, 1997, CRLP acquired the remaining 50% outside interest in Colonial Plaza, a 12 story office building in Birmingham, Alabama. The purchase increased CRLP's ownership from a 50% interest to full ownership in the building, which totals 168,000 square feet. The purchase price of $7.4 million was financed through the assumption of debt totaling $1.2 million and an advance on CRLP's unsecured line of credit. The building, which was built in 1982, was 100% leased at the time of acquisition.


Riverchase Center--Birmingham, Alabama

On December 9, 1997, CRLP acquired the remaining 13% outside interest in Riverchase Center, an office park comprised of eight one-level buildings in Birmingham, Alabama. The purchase increased CRLP's ownership from an 87% interest to full ownership in the buildings, which total 306,000 square feet. The purchase price of $3.4 million was financed through the issuance of 114,798 limited partnership units. The seller is also a director of Colonial Properties Holding Company, Inc.

                        COLONIAL REALTY LIMITED PARTNERSHIP


Item 7.     Financial Statements and Exhibits


(a)   Financial Statements of Businesses Acquired                 Page

      Historical Summary of Revenues and Direct
      Operating Expenses of Mark Trace Apartments....................6

      Combined Historical Summary of Revenues and Direct
      Operating Expenses of Georgia Malls............................9

      Combined Historical Summary of Revenues and Direct
      Operating Expenses of the Retail Portfolio.....................12

(b)   Pro Forma Financial Information................................15

 (c)   Exhibits

      23.1  Letter re:  Consent of Independent Accountants...........24

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Colonial Properties Holding Company, Inc.

We have audited the Historical Summary of Revenues and Direct Operating Expenses of the Acquired Property--Mark Trace Apartments as defined in Note 1 for the year ended December 31, 1996. This Historical Summary is the responsibility of the Acquired Property's management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Realty Limited Partnership, and is not intended to be a complete presentation of the revenues and expenses of the Acquired Property--Mark Trace Apartments.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Acquired Property--Mark Trace Apartments for the year ended December 31, 1996 in conformity with generally accepted accounting principles.


                                                /s/ Coopers & Lybrand L.L.P.
                                                    COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
October 1, 1997

                    ACQUIRED PROPERTY--MARK TRACE APARTMENTS
                              HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              ---------------------

                                                               For the
                                                              Year Ended
                                                         December 31, 1996
                                                         -----------------------



 Revenues                                                        $ 1,696,957
                                                            -----------------

 Direct operating expenses:
      General operating expenses                                     151,237
      Salaries and benefits                                           48,396
      Repairs and maintenance                                         73,852
      Taxes, licenses, and insurance                                 138,696
                                                            -----------------

                                                                     412,181
                                                            -----------------

 Excess of revenues over direct
      operating expenses                                         $ 1,284,776
                                                            =================






 See Note to Historical Summary of Revenues and Direct Operating Expenses.

                   ACQUIRED PROPERTY--MARK TRACE APARTMENTS
                          NOTE TO HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Historical Summary consists of the revenues and direct operating expenses of Mark Trace Apartments, a multifamily property (the Acquired Property) located in Jackson, Mississippi. Colonial Realty Limited Partnership purchased the Acquired Property for a total of approximately $17.9 million.

      Basis of Presentation--The Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized when due from tenants.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Colonial Properties Holding Company, Inc.

We have audited the Combined Historical Summary of Revenues and Direct Operating Expenses of the Georgia Malls (the Properties) as defined in Note 1 for the year ended December 31, 1996. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Realty Limited Partnership, and is not intended to be a complete presentation of the revenues and expenses of the Georgia Malls.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Georgia Malls for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                                /s/ Coopers & Lybrand L.L.P.
                                                    COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
October 17, 1997

                                THE GEORGIA MALLS
                         COMBINED HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              ---------------------

                                                     For the
                                                   Year Ended
                                                 December 31, 1996
                                               ---------------------



 Revenues:
      Base and percentage rents                     $ 10,008,715
      CAM reimbursement                                3,636,354
      Other                                              683,398
                                                -----------------

                                                      14,328,467
                                                -----------------

 Direct operating expenses:
      General operating expenses                       1,482,258
      Salaries and benefits                              970,393
      Repairs and maintenance                            880,018
      Taxes, licenses, and insurance                     982,735
                                                -----------------

                                                       4,315,404
                                                -----------------

 Excess of revenues over direct
      operating expenses                            $ 10,013,063
                                                =================






 See Notes to Combined Historical Summary of Revenues and Direct Operating Expenses.

                                THE GEORGIA MALLS
                     NOTES TO COMBINED HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Combined Historical Summary consists of the revenues and direct operating expenses of the Georgia Malls, three retail properties (the Properties) located in Georgia. Colonial Realty Limited Partnership purchased the Properties for a total of approximately $97.0 million.

      Basis of Presentation--The Combined Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized when due from tenants.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    Leasing Operations

      Minimum base rentals due in future periods under noncancelable operating leases extending beyond one year at December 31, 1996, are as follows:

1997                 $  8,146,832
1998                    7,396,880
1999                    6,891,847
2000                    6,263,596
2001                    5,557,440
                      ------------

                     $ 34,256,595
                      ============

REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors
Colonial Properties Holding Company, Inc.

We have audited the Combined Historical Summary of Revenues and Direct Operating Expenses of the Retail Portfolio (the Properties) as defined in Note 1 for the year ended December 31, 1996. This Combined Historical Summary is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary of Revenues and Direct Operating Expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of Colonial Realty Limited Partnership, and is not intended to be a complete presentation of the revenues and expenses of the Retail Portfolio.

In our opinion, the Combined Historical Summary referred to above presents fairly, in all material respects, the revenues and direct operating expenses of the Retail Portfolio for the year ended December 31, 1996 in conformity with generally accepted accounting principles.



                                                /s/ Coopers & Lybrand L.L.P.
                                                   COOPERS & LYBRAND L.L.P.

Birmingham, Alabama
November 14, 1997

                              THE RETAIL PORTFOLIO
                         COMBINED HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES
                              ---------------------

                                                      For the
                                                    Year Ended
                                              December 31, 1996
                                              -----------------------



 Revenues:
      Base and percentage rents                       $ 8,642,924
      CAM reimbursement                                 2,512,645
      Other                                                55,832
                                                 -----------------

                                                       11,211,401
                                                 -----------------

 Direct operating expenses:
      General operating expenses                        1,291,791
      Salaries and benefits                               745,879
      Repairs and maintenance                             725,156
      Taxes, licenses, and insurance                      751,335
                                                 -----------------

                                                        3,514,161
                                                 -----------------

 Excess of revenues over direct
      operating expenses                              $ 7,697,240
                                                 =================






 See Notes to Combined Historical Summary of Revenues and Direct Operating Expenses.

                              THE RETAIL PORTFOLIO
                     NOTES TO COMBINED HISTORICAL SUMMARY OF
                     REVENUES AND DIRECT OPERATING EXPENSES



1.    Accounting Policies

      Description--The accompanying Combined Historical Summary consists of the revenues and direct operating expenses of the Retail Portfolio (the Properties), which consists of eight retail properties located in Virginia, North Carolina, and Tennessee. Colonial Realty Limited Partnership purchased the Properties for a total of approximately $78.5 million.

      Basis of Presentation--The Combined Historical Summary of Revenues and Direct Operating Expenses includes gross operating revenues, exclusive of interest income, and direct operating expenses, exclusive of mortgage and other interest expense, depreciation, amortization, management fees, non-recurring administrative expenses, and federal, state, and local income taxes, if any.

      Income Recognition--Revenue from rental property is recognized when due from tenants.

      Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.    Leasing Operations

      Minimum base rentals due in future periods under noncancelable operating leases extending beyond one year at December 31, 1996, are as follows:

1997                 $  8,366,507
1998                    7,984,874
1999                    6,821,006
2000                    5,620,243
2001                    4,632,302
                      ------------

                     $ 33,424,932
                      ============

                       COLONIAL REALTY LIMITED PARTNERSHIP
                             PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                               September 30, 1997
                                   (Unaudited)


The following unaudited pro forma consolidated condensed balance sheet reflects significant transactions effected by CRLP after September 30, 1997, including the purchase of the thirteen Acquired Properties, and an offering of preferred securities to the public by Colonial Properties Trust.

This unaudited pro forma consolidated condensed balance sheet is not necessarily indicative of the actual financial position of CRLP had the transactions been completed as of September 30, 1997, nor does it purport to represent the future financial position of CRLP. The unaudited pro forma consolidated condensed balance sheet and related notes should be read in conjunction with the information appearing in CRLP's 1996 Financial Statements as filed with the Securities and Exchange Commission on Form 10-K and the notes thereto and with CRLP's March 31, 1997, June 30, 1997, and September 30, 1997 Quarterly Reports as filed with the Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.


                       Colonial Realty Limited Partnership
                 Pro Forma Consolidated Condensed Balance Sheet
                                 September 30, 1997
                                 (In Thousands)
                                   (Unaudited)



                                                                Colonial Realty                             Colonial Realty
                                                                    Limited               Pro                   Limited
                                                                  Partnership            Forma                Partnership
                                                                   Historical          Adjustments             Pro Forma
                                                                ----------------     ---------------     -----------------
                                                                     (A)                   (B)
ASSETS
Land, buildings, & equipment, net                                $    1,085,173        $    172,060       $     1,257,233
Undeveloped land and construction in progress                            93,753                                    93,753
Cash and equivalents                                                      3,253                                     3,253
Restricted cash                                                           2,831                                     2,831
Accounts receivable, net                                                  5,320                                     5,320
Prepaid expenses                                                          2,909                                     2,909
Notes receivable                                                            595                                       595
Deferred debt and lease costs                                             7,141                                     7,141
Investments                                                               4,946              (5,120)                 (174)
Other assets                                                              5,304                                     5,304
                                                                ---------------      --------------      ----------------
                                                                  $   1,211,225        $    166,940        $    1,378,165
                                                                ================     ===============     =================

LIABILITIES AND PARTNERS' CAPITAL
Notes and mortgages payable                                      $      666,617        $     25,318       $       691,935
Accounts payable                                                          5,266                                     5,266
Accrued interest                                                          6,422                                     6,422
Accrued expenses                                                         11,195                                    11,195
Tenant deposits                                                           3,739                                     3,739
Unearned rent                                                             1,467                                     1,467
                                                                ----------------     ---------------     -----------------
      Total liabilities                                                 694,706              25,318               720,024
                                                                ----------------     ---------------     -----------------

Minority interest in consolidated operating property                      3,248                                     3,248
                                                                ----------------     ---------------     -----------------

Redeemable units, at redemption value                                   273,136             141,622               414,758
                                                                ----------------     ---------------     -----------------
Partners' capital, excluding redeemable units                           240,135                                   240,135
                                                                ----------------     ---------------     -----------------

                                                                  $   1,211,225        $    166,940        $    1,378,165
                                                                ================     ===============     =================

                       COLONIAL REALTY LIMITED PARTNERSHIP
                         NOTES TO PRO FORMA CONSOLIDATED
                             CONDENSED BALANCE SHEET
                                   (Unaudited)


(A) Reflects the historical financial position of CRLP as of September 30, 1997 as presented in CRLP's Form 10-Q as filed with the Securities and Exchange Commission.

(B) Includes the acquisition of the thirteen Acquired Properties; Lakewood Plaza, for a purchase price of $14.4 million, Caledon Wood for a purchase price of $21.3 million, the Georgia Malls for a purchase price of $97.0 million, the Retail Portfolio for a purchase price of $78.5 million, and the purchases of the remaining interests in two office buildings in Birmingham. These property acquisitions were financed through the issuance of limited partnership units, the exchange of four multifamily properties in Alabama with an exchange value of $54.8 million, advances on CRLP's unsecured line of credit, the issuance of securities to the public, and the assumption of indebtedness on two of the properties.

                       COLONIAL REALTY LIMITED PARTNERSHIP
                        PRO FORMA CONSOLIDATED CONDENSED
                            STATEMENTS OF OPERATIONS
                      For the Year Ended December 31, 1996
                  and the Nine Months Ended September 30, 1997
                                   (Unaudited)


The following unaudited pro forma consolidated condensed statements of operations reflect significant transactions effected by CRLP during 1997 which includes the purchase of the thirteen Acquired Properties mentioned elsewhere herein. In addition to the Acquired Properties, the following significant transactions are reflected in the unaudited pro forma consolidated condensed statements of operations: (i) CRLP's cash contributions received from Colonial Properties Trust's equity offerings completed in January 1996, January 1997, July 1997 and November 1997 (ii) CRLP's debt offerings completed in July 1996, December 1996, January 1997, July 1997, August 1997, and September 1997, and
(iii) CRLP's acquisition of eleven properties during 1997 other than the thirteen Acquired Properties. The pro forma effects of all such transactions are included in the unaudited pro forma consolidated condensed statements of operations assuming the transactions had occurred as of January 1, 1996 and assuming CRLP used the proceeds of the equity and debt offerings to repay outstanding indebtedness (see notes to unaudited pro forma consolidated condensed statements of operations).

These unaudited pro forma consolidated condensed statements of operations are not necessarily indicative of the actual results of operations had the transactions been completed as of January 1, 1996, nor do they purport to represent the future results of the operations of CRLP. CRLP is not aware of any material factors relating to the Acquired Properties, other than as disclosed in the footnotes to the unaudited pro forma consolidated condensed statements of operations, which would cause the combined historical summaries of revenues and direct operating expenses not to be necessarily indicative of future operating results.

The unaudited pro forma consolidated condensed statements of operations and related notes should be read in conjunction with the information appearing in CRLP's 1996 Financial Statements as filed with the Securities and Exchange Commission on Form 10-K and the notes thereto and with CRLP's March 31, 1997, June 30, 1997, and September 30, 1997 Quarterly Reports as filed with the
Securities and Exchange Commission on Form 10-Q and with the financial statements included therein and the notes thereto. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made.



                       Colonial Realty Limited Partnership
            Pro Forma Consolidated Condensed Statements of Operations
                      For the year ended December 31, 1996
                      (In Thousands, Except Per Unit Data)
                                   (Unaudited)



                                                                       For the year ended December 31, 1996
                                                       --------------------------------------------------------------
                                                         Colonial Realty                             Colonial Realty
                                                             Limited                 Pro                 Limited
                                                           Partnership              Forma              Partnership
                                                            Historical            Adjustments          Pro Forma
                                                       ------------------     ---------------    -----------------
                                                               (A)                   (B)
 Revenues:
      Rent                                               $       130,370        $     42,901      $       173,271
      Other                                                        4,511                  (1)               4,510
                                                       ------------------     ---------------    -----------------
           Total revenue                                         134,881              42,900              177,781
                                                       ------------------     ---------------    -----------------

 Property operating expenses:
      General operating expenses                                   9,530               3,967               13,497
      Salaries and benefits                                        8,606               1,081                9,687
      Repairs and maintenance                                     13,073               3,378               16,451
      Taxes, licenses and insurance                               11,538               3,266               14,804
 General and administrative                                        4,071                 358                4,429
 Depreciation                                                     22,025               8,335               30,360
 Amortization                                                      1,509                  73                1,582
                                                       ------------------     ---------------    -----------------
           Total operating expenses                               70,352              20,458               90,810
                                                       ------------------     ---------------    -----------------
           Income from operations                                 64,529              22,442               86,971
                                                       ------------------     ---------------    -----------------

 Other income (expense):
      Interest expense                                           (24,584)            (2,384)              (26,968)
      Income from partnerships                                       635               (564)                   71
      Gains from sale of property                                    469                 -0-                  469
      Minority interest in consolidated
          operating property                                         -0-                 -0-                   -0-
                                                       ------------------     ---------------    -----------------
           Total other expense                                  (23,480)             (2,948)              (26,428)
                                                       ------------------     ---------------    -----------------

      Income before extraordinary items                          41,049              19,494                60,543
 Extraordinary loss from debt extinguishment                       (511)                511                    -0-
                                                       ------------------     ---------------    -----------------

      Net income                                          $      40,538       $     20,005           $     60 543
      Preferred distributions                                       -0-             10,469                 10,469
                                                       ------------------     ---------------    -----------------
 Net income available to unitholders                      $      40,538       $      9,536           $     50,074
                                                       ==================     ===============    =================

 Net income per unit                                      $        1.58                              $       1.62
                                                       ==================                        =================

 Units outstanding                                               25,703                                    30,877
                                                       ==================                        =================


                       Colonial Realty Limited Partnership
            Pro Forma Consolidated Condensed Statements of Operations
                    For the nine months ended September 30, 1997
                      (In Thousands, Except Per Unit Data)
                                   (Unaudited)



                                                                           For the none months ended September 30, 1997
                                                          -------------------------------------------------------------------------
                                                            Colonial Realty                              Colonial Realty
                                                                Limited                Pro                    Limited
                                                             Partnership              Forma                 Partnership
                                                              Historical           Adjustments               Pro Forma
                                                          -----------------     -----------------     -------------------
                                                                (A)                       (B)
 Revenues:
      Rent                                                   $     109,910         $     25,483        $    135,393
      Other                                                         19,562                   54              19,616
                                                          -----------------     ----------------     ---------------
           Total revenue                                           129,472               25,537             155,009
                                                          -----------------     ----------------     ---------------

 Property operating expenses:
      General operating expenses                                     9,010                2,071              11,081
      Salaries and benefits                                          7,468                  660               8,128
      Repairs and maintenance                                       13,204                2,125              15,329
      Taxes, licenses and insurance                                 11,489                2,044              13,533
 General and administrative                                          4,272                  175               4,447
 Depreciation                                                       22,426                5,004              27,430
 Amortization                                                          888                   34                 922
                                                          -----------------     ----------------     ---------------
           Total operating expenses                                 68,757               12,113              80,870
                                                          -----------------     ----------------     ---------------
           Income from operations                                   60,715               13,424              74,139
                                                          -----------------     ----------------     ---------------

 Other income (expense):
      Interest expense                                             (28,796)              (1,524)            (30,320)
      Income from partnerships                                         556                 (506)                 50
      Gains (losses) from sale of property                              (1)                  -0-                 (1)
      Minority interest in consolidated
          operating property                                          (179)                 179                  -0-
                                                          -----------------     ----------------     ---------------
           Total other expense                                     (28,420)              (1,851)            (30,271)
                                                          -----------------     ----------------     ---------------

      Income before extraordinary items                             32,295               11,573              43,868
 Extraordinary loss from debt extinguishment                        (3,408)               3,408                  -0-
                                                          -----------------     ----------------     ---------------

      Net income (loss)                                    $        28,887        $      14,981      $       43,868
      Preferred distributions                                           -0-               7,852               7,852
                                                         ------------------     ---------------    -----------------
 Net income available to unitholders                       $        28,887        $       7,129      $       36,016
                                                          =================     ================     ===============

 Net income per unit                                        $         1.03                            $        1.17
                                                          =================                         ================

 Units outstanding                                                  28,062                                   30,877
                                                          =================                         ================


                       COLONIAL REALTY LIMITED PARTNERSHIP
                         NOTES TO PRO FORMA CONSOLIDATED
                       CONDENSED STATEMENTS OF OPERATIONS
                                   (Unaudited)


(A) Reflects CRLP's historical results of operations for the year ended December 31, 1996, as presented in CRLP's 1996 Annual Report as filed with the Securities and Exchange Commission on Form 10-K and CRLP's historical results of operations for the nine months ended September 30, 1997 as presented in CRLP's September 30, 1997 Quarterly Report as filed with the Securities and Exchange Commission on Form 10-Q.

 (B) Reflects the operating results of the 24 properties acquired during 1997 (less the operations of two multifamily properties and one office property which were involved in two of the 1997 acquisitions, as discussed in CRLP's Form 8-K filed July 21, 1997), less the operations of the four properties exchanged in connection with one of the acquisitions, as mentioned elsewhere herein. The results included as pro forma adjustments for these properties include those operating results of the properties for the respective periods during which CRLP did not own the properties. This column also reflects the net effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

     Included elsewhere herein is the Historical Summary of Revenues and Direct Operating Expenses for a multifamily property acquired on August 29, 1997 (as discussed in CRLP's Form 8-K filed September 17, 1997), and the Combined Historical Summaries of Revenues and Direct Operating Expenses for eleven of the Acquired Properties. The pro forma statements of operations include certain adjustments made to these historical summaries as presented in the following table.

                                                 For the
                                               Year Ended
                                            December 31, 1996
                                              (in thousands)
                                              --------------
        Excess of revenues over direct
           operating expenses (1)
           Mark Trace Apartments                  $   1,285
           Georgia Malls                             10,013
              Retail Portfolio                        7,697
           Other properties                          11,855
                                              --------------
                                                     30,850
        Less:
           Depreciation and
        amortization of property (2)                  8,408
           Interest on acquisition
        financing, net of savings from debt
            and equity offerings (3)                  2,384
           Other adjustments                             53
                                              --------------

        Pro forma income                          $  20,005
                                              ==============

     (1) The excess of revenues over direct operating expenses is based upon historical operations for the properties acquired during 1997 for the year ended December 31, 1996, as contained in the Historical Summary of Revenues and Direct Operating Expenses and the Combined Historical Summaries of Revenues and Direct Operating Expenses included elsewhere herein for the properties whose December 31, 1996 financial results have been audited.

     (2) The asset basis used in the computation of depreciation includes a preliminary allocation of the purchase price to land, land improvements, building, and personal property, plus acquisition costs to date. Such allocation may be adjusted pending receipt of additional information. Depreciation has been computed using the straight line method with cost recovery periods of 7 to 40 years.

     (3) Includes interest expense incurred from sources of funds used to finance the acquisition of the Acquired Properties including advances on CRLP's unsecured line of credit, net of the effect of the application of the equity and debt offering proceeds to repay the revolving debt incurred in the acquisition of properties and mortgage debt. The interest saved from this repayment of debt is shown net of interest expense arising from debt incurred from the debt offerings.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.


                                    COLONIAL REALTY LIMITED PARTNERSHIP,
                                      a Delaware limited partnership

                                   By: Colonial Properties Holding Company, Inc.
                                           its general partner




Date:  December 10, 1997            /s/ Howard B. Nelson, Jr.
                                    -------------------------
                                    Howard B. Nelson, Jr.
                                    Chief Financial Officer
                                    (Duly Authorized Officer
                                    and Principal Financial Officer)

                                                            Exhibit 23.1





                       Consent of Independent Accountants



We consent to the incorporation by reference in the registration statement of Colonial Realty Limited Partnership on Form S-3 related to the Shelf Registration dated October 25, 1996 (File No. 333-14401) of our report dated October 1, 1997 on our audit of the Historical Summary of Revenues and Direct Operating Expenses of Acquired Property--Mark Trace Apartments; our report dated October 17, 1997 on our audit of the Combined Historical Summary of Revenues and Direct Operating Expenses of the Georgia Malls; and our report dated November 14, 1997 on our audit of the Combined Historical Summary of Revenues and Direct Operating Expenses of the Retail Portfolio, which reports are included in this Form 8-K.



                                                    /s/ Coopers & Lybrand L.L.P.
                                                       COOPERS & LYBRAND L.L.P.


Birmingham, Alabama
December 9, 1997